Exhibit 3.1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: December 8, 2016 02:00 PM Pacific Time

    Incorporation Number:           BC0786966

Recognition Date and Time: April 1, 2007 12:00 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:
LIONS GATE ENTERTAINMENT CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

Page: 1 of 4

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Malone, John C.

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
BURNS, MICHAEL

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
FELTHEIMER, JON

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Crawford, Gordon

Mailing Address:	Delivery Address:
520 GEORGIAN ROAD	520 GEORGIAN ROAD
LA CANADA FLINTRIDGE CA 91011	LA CANADA FLINTRIDGE CA 91011
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SIMMONS, HARDWICK

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Zaslav, David M.

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Page: 2 of 4

Last Name, First Name, Middle Name:
PATERSON, SCOTT

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

Last Name, First Name, Middle Name:
EVRENSEL, ARTHUR

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

Last Name, First Name, Middle Name:
Rachesky, Mark

Mailing Address:	Delivery Address:
40 WEST 57TH STREET	40 WEST 57TH STREET
24TH FLOOR	24TH FLOOR
NEW YORK NY 10010	NEW YORK NY 10010
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Fries, Michael T.

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Yaffe, Phyllis

Mailing Address:	Delivery Address:
70 ROSEHILL AVENUE	70 ROSEHILL AVENUE
APARTMENT 208	APARTMENT 208
TORONTO ON M4T 2W7	TORONTO ON M4T 2W7
CANADA	CANADA

Last Name, First Name, Middle Name:
SIMM, DARYL

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Page: 3 of 4

Last Name, First Name, Middle Name:
LUDWIG, HARALD

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

Last Name, First Name, Middle Name:
Fine, Emily

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

December 7, 2016

December 7, 2016

AUTHORIZED SHARE STRUCTURE

1.	200,000,000	Preference Shares	Without Par Value

			With Special Rights or
			Restrictions attached

2.	500,000,000	CLASS A VOTING Shares	Without Par Value

			With Special Rights or
			Restrictions attached

3.	500,000,000	CLASS B NON-VOTING Shares	Without Par Value

			With Special Rights or
			Restrictions attached

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